
                 1717 K Street, NW, Suite 707

                 Washington, DC  20006-1504

                 Telephone (202) 331-8055

                 Fax (202) 331-8190

                 TIN: 52-6220193

                 Participant I.D.: BTT027

                 TIN: 52-6127745

                 Distributions are: Reinvested
        Mr. Dave Stupar, Executive Director
        Bricklayers & Trowel Trades
        Int'l. Pension Fund
        815 Fifteenth Street, N.W.
        Washington, DC  20005
                                                Investment
Summary
                                       October  1, 1996 -
October 31, 1996
                                                   Transactions
                                                      Market
Value    Units this        Total        Investment
  Date         Description        Dollar Amount        per Unit
     Transaction        Units         Balance
 10/01/96   Beginning Balance
$1,059.9117                   34,370.5264
$36,429,723.07

 10/31/96   Income of $6.6877/unit    229,860.57

 10/31/96   Ending Balance
$1,072.5751                   34,370.5264
$36,864,970.79

                                             Monthly Income Per
Unit

                    Ordinary Income    Capital Gains
Operating Expenses      Net Income

                     $7.1859531734      0.0000000000
(0.4982298689)       6.6877233045


                                                   Performance

    Type of Return                 1-Month    3-Month    1-Year
    3-Year     5-Year    10-Year
Inception-to-Date
  Trust Time-Weighted, Gross         1.88%      3.73%     7.14%
     7.30%      8.06%        N/A
--

  Trust Time-Weighted, Net           1.83%      3.63%     6.67%
     6.77%      7.55%        N/A
--

  Participant Dollar-Weighted, Net   1.83%      3.61%     6.62%
     6.74%      7.50%        N/A
9.55%

<F1>
                              Note:  Returns greater than one
year are annualized.

 All performance figures presented herein are based upon historical results and do not assure future performance.
                     Units may be worth more or less at
redemption than at original purchase.